                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Registration Statement on Form S-1 of our report dated May 31, 2000, relating to the consolidated financial statements of Equinix, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

San Jose, California

August 8, 2000